BY-LAWS
                           of

                 SIDEWARE SYSTEMS INC.


                  TABLE OF CONTENTS


PART         ARTICLE               SUBJECT

1            INTERPRETATION
             1.1                   Definitions
             1.2                   References to Writing
             1.3                   Included Meanings
             1.4                   Definitions Same as Company Act
             1.5                   Interpretation Act Rules of Construction
                                   Apply

2            SHARES
             2.1                   Form of Certificate
             2.2                   Entitlement of Joint Owners to Certificate
             2.3                   Certificate for Redeemable Shares
             2.4                   Delivery of Certificates
             2.5                   Mechanically Reproduced Signatures
             2.6                   Recognition of Trusts

3            ISSUE OF SHARES
             3.1                   Directors Authorized
             3.2                   Commissions and Brokerage

4            SHARE REGISTERS
             4.1                   Branch Registers of Shareholders

5            TRANSFER OF SHARES
             5.1                   Directors' Consent Required
             5.2                   Transfer of Shares
             5.3                   Execution of Instrument of Transfer
             5.4                   Enquiry as to Title not Required
             5.5                   Submission of Instruments of Transfer
             5.6                   Transfer Fee



6            ALTERATION OF CAPITAL
             6.1                   Increase of Authorized Capital by Ordinary
                                   Resolution
             6.2                   New Shares Subject to By-laws

7            PURCHASE AND REDEMPTION OF SHARES
             7.1                   Corporation Authorized to Purchase its
                                   Shares
             7.2                   Partial Redemption of Shares

8            BORROWING POWERS
             8.1                   Powers of Directors
             8.2                   Features of Debt Obligations
             8.3                   Branch Register of Debentureholders
             8.4                   Mechanically Reproduced Signatures

9            GENERAL MEETINGS
             9.1                   Extraordinary General Meetings
             9.2                   Calling of Extraordinary General Meetings
             9.3                   Notice of General Meeting
             9.4                   Postponement of Meeting Following Advance
                                   Notice
             9.5 Notice of General Meeting at which Document to be Considered

10           PROCEEDINGS AT GENERAL MEETINGS
             10.1                  Special Business
             10.2                  Requirement for Quorum
             10.3                  Quorum
             10.4                  Lack of Quorum
             10.5                  Chairman
             10.6                  Alternate Chairman
             10.7                  Solicitor as Chairman
             10.8                  Adjournments
             10.9                  Resolutions Need Not be Seconded
             10.10                 Decisions by Show of Hands or Poll
             10.11                 Casting Vote
             10.12                 Chairman to Determine Disputes
             10.13                 Polls
             10.14                 Casting of Votes
             10.15                 Ordinary Resolution Sufficient



11           VOTES OF SHAREHOLDERS
             11.1                  Number of Votes Per Share or Shareholder
             11.2                  Representative of Corporate Shareholder
             11.3                  Corporate Shareholder May Appoint
                                   Proxyholder
             11.4                  Votes by Joint Holders
             11.5                  Votes by Committee for a Shareholder
             11.6                  Committee May Appoint Proxyholder
             11.7                  Appointment of Proxyholders
             11.8                  Execution of Form of Proxy
             11.9                  Deposit of Proxy
             11.10                 Chairman to Determine Validity
             11.11                 Form of Proxy
             11.12                 Revocation of Proxy

12           CLASS AND SERIES MEETINGS
             12.1                  General Meeting Provisions Apply

13           DIRECTORS
             13.1                  First and Succeeding Directors
             13.2                  Remuneration and Expenses of Directors
             13.3                  Qualification of Directors

14           ELECTION AND REMOVAL OF DIRECTORS
             14.1                  Election at Annual General Meetings
             14.2                  Eligibility of Retiring Directors
             14.3                  Continuance of Directors
             14.4                  Election of Less than Fixed Number of
                                   Directors
             14.5                  Filing a Casual Vacancy
             14.6                  Additional Directors
             14.7                  Alternate Directors
             14.8                  Termination of Directorship

15           POWERS AND DUTIES OF DIRECTORS
             15.1                  Management of Affairs and Business
             15.2                  Appointment of Attorney



16           DISCLOSURE OF INTEREST OF DIRECTORS
             16.1                  Quorum re Proposed Contract
             16.2 Director May Hold Office or Place of Profit with Corporation
             16.3                  Director Acting in Professional Capacity
             16.4                  Director Receiving Remuneration from Other
                                   Interests

17           PROCEEDINGS OF DIRECTORS
             17.1                  Chairman and Alternate
             17.2                  Meetings - Procedure
             17.3                  Meetings by Conference Telephone
             17.4                  Notice of Meeting
             17.5                  Waiver of Notice of Meetings
             17.6                  Quorum
             17.7                  Continuing Directors May Act During Vacancy
             17.8                  Validity of Acts of Directors
             17.9                  Resolution in Writing

18           EXECUTIVE AND OTHER COMMITTEES
             18.1                  Appointment of Executive Committee
             18.2                  Appointment of Committees
             18.3                  Procedure at Meetings

19           OFFICERS
             19.1                  President and Secretary Required
             19.2                  Qualification, Remuneration and Duties of
                                   Officers

20           INDEMNITY AND PROTECTION OF DIRECTORS AND EMPLOYEES
             20.1                  Indemnification of Directors
             20.2                  Indemnification of Officers, Employees and
                                   Agents
             20.3                  Indemnification not Invalidated by Non-
                                   compliance
             20.4                  Insurance

21           DIVIDENDS AND RESERVES
             21.1                  Declaration of Dividends
             21.2                  Date for Payment
             21.3                  Proportionate to Number of Shares Held
             21.4                  Reserves


             21.5                  Receipts from Joint Holders
             21.6                  No Interest on Dividends
             21.7                  Payment on Dividends
             21.8                  Capitalization of Undistributed Surplus

22           ACCOUNTING RECORDS
             22.1                  Accounts to be Kept
             22.2                  Inspection of Accounts

23           NOTICES
             23.1                  Method of Giving Notice
             23.2                  Notice to Joint Holders
             23.3                  Notice to Personal Representative

24           SEAL
             24.1                  Affixation of Seal to Documents
             24.2                  Reproduction of Seal

25           MECHANICAL REPRODUCTION OF SIGNATURES
             25.1                  Mechanical Reproduction of Signatures
             25.2                  Instrument Defines




                     PROVINCE OF BRITISH COLUMBIA
                              COMPANY ACT

                                BY-LAWS
                                   OF

                         SIDEWARE SYSTEMS INC.

                                PART I
                           INTERPRETATION

  1.1 In these by-laws, unless there is something in the subject or context inconsistent therewith:


  "Act" means the Business Corporations Act Yukon as from time to time enacted and all amendments thereto and includes the regulations made pursuant thereto.

  "Articles" means the Articles attached to the Certificate of Continuance of the Corporation as from time to time amended or restated.

  "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect relating to transaction of business and affairs of the Corporation in addition hereto, or in amendment hereof or in substitution for all or any part of this by-law;

  "Board", "Board of Directors" and "directors" mean the directors or sole director of the corporation for the time being.

  "corporation" means the corporation named at the head of these by-laws.

  "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the corporation means the person registered in the register of shareholders in respect of such share.

  "solicitor of the corporation" means any partner, associate or articled student of the law firm retained by the corporation in respect of the matter in connection with which the term is used.

  1.2 References in these by-laws to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

  1.3 Words in these by-laws importing the singular include the plural, and vice versa, and words importing a male person include a female person and a corporation.

  1.4 Any words or phrases defined in the Act shall, if not inconsistent with the subject or context, bear the same meaning when used in these by-laws.

  1.5 The rules of construction contained in the Interpretation Act (Canada) shall apply, mutatis mutandis, to the interpretation of these by-laws.


                             PART 2
                SHARES AND SHARE CERTIFICATES


  2.1 Subject to the requirements of the Act, every share certificate issued by the corporation shall be in such form as the directors approve.

  2.2 In respect of shares held jointly by several persons, the corporation shall not be bound to issue more than one certificate, and delivery of a certificate for such shares to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all.

  2.3 The corporation shall not be bound to issue certificates representing redeemable shares if such shares are to be redeemed within one month of the date on which they were allotted.

  2.4 Any share certificate may be sent through the mail by registered prepaid mail to the shareholder entitled thereto, and neither the corporation nor any transfer agent shall be liable for any loss occasioned to the shareholder owing to any such share certificate so sent being lost in the mail or stolen.

  2.5 A share certificate which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the Act, is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of such certificate.

  2.6 Except as required by law, statute or these by-laws, no person shall be recognized by the corporation as holding any share upon any trust, and the corporation shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share (except only as by law, statute or these by-laws provided or as ordered by a court of competent jurisdiction) or any other rights in respect of any share, except an absolute right to the entirety thereof in its registered holder.


                          PART 3
                     ISSUE OF SHARES

  3.1 Subject to the requirements of the Act and Articles with respect to pro rata offerings and otherwise and to any direction to the contrary, save for a direction which, at the discretion of the directors, may not be proceeded with, contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the directors who may, subject to the rights of the holders of the shares of the corporation for the time being outstanding, issue, allot, sell or otherwise dispose of and grant options on or otherwise deal in shares authorized but not outstanding, and outstanding shares held by the corporation, at such times, to such persons (including directors), in such manner, upon such terms and conditions and at such prices or for such consideration, as the directors, in their absolute discretion, may determine.

  3.2 Subject to the provisions of the Act, the corporation, or the directors on behalf of the corporation, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares in the corporation.

                            PART 4
                        SHARE REGISTERS

  4.1 Subject to the provisions of the Act, the corporation may keep or cause to be kept within British Columbia by a trust corporation one or more branch registers of shareholders and may cause to be kept outside British Columbia one or more branch registers of shareholders.


                           PART 5
                     TRANSFER OF SHARES

  5.1 Notwithstanding any other provision of these by-laws, if the corporation is, or becomes:

(a)   a corporation which is not a reporting corporation;

(b) a reporting corporation that has not, with respect to any of its securities, filed a prospectus with the Superintendent of Brokers for British Columbia or any similar securities regulatory body within or outside British Columbia and obtained therefor a receipt or its equivalent; or

(c) a reporting corporation that does not have any of its securities listed for trading on any stock exchange;

then no shares shall be transferred without the previous consent of the directors expressed by a resolution of the Board and the directors shall not be required to give any reason for refusing to consent to any such proposed transfer. The consent of the Board required by this article may be in respect of a specified proposed trade or trades or trading generally, whether or not over a specific period of time, or by specific persons or with such other restrictions or requirements as the directors may determine.

  5.2 Subject to the provisions of the Articles and these by-laws, any shareholder may transfer any of his shares by instrument in writing executed by or on behalf of such shareholder and delivered to the corporation or its transfer agent. The instrument of transfer of any share shall be in the form, if any, on the back of the corporation's share certificates or in such other form as the directors may from time to time approve. Except to the extent that the Act may otherwise provide, the transferor shall be deemed to remain the holder of any share until the name of the transferee is entered in the register of shareholders or a branch of shareholders in respect thereof.

  5.3   Subject to the provisions of the Act, the signature of
the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the corporation, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the
instrument of transfer.   Subject to the provisions of the Act, if no
transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the corporation, its directors, officers and agents to register, in the name of the person designated in writing by the person depositing the instrument of transfer with the corporation, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer.

  5.4 Subject to the provisions of the Act, neither the corporation nor any director, officer or agent thereof shall be bound to enquire into the title of the person named in the form of transfer as transferee, or if no person is named therein as transferee, of the person designated in writing by the person depositing the instrument of transfer with the corporation, or be liable to any claim by the registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

  5.5 Every instrument of transfer shall be executed by the transferor, or his duly authorized attorney, and left at the registered office of the corporation or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the authority of any such attorney, the title of the transferor or his right to transfer the shares, and the right of the transferee to have the transfer registered. All instruments of transfer, where the transfer is registered, shall be retained by the corporation or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the some when tendered for registration.

  5.6 There shall be paid to the corporation in respect of the registration of any transfer such sum, if any, as the directors may from time to time determine.


                           PART 6
                  ALTERATION OF CAPITAL

  6.1   The corporation may by ordinary resolution filed with
the registrar alter its memorandum to increase the authorized capital of the corporation by:

(a) creating shares with par value or shares without par value, or both;

(b) increasing the number of shares with par value or shares without par value, or both; or

(c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

  6.2 Any new shares of the corporation created pursuant to an increase in the authorized capital of the corporation shall be subject to the provisions of these by-laws.

                           PART 7
             PURCHASE AND REDEMPTION OF SHARES

  7.1 Subject to the special rights or restrictions attached to any class or series of shares, the corporation may, by a resolution of the directors and in compliance with the Act, purchase any of its shares at the price and upon the terms specified in such resolution.

  7.2 If the corporation proposes at its option to redeem some but not all of the shares of any class or series, the directors may by resolution, subject to the special rights or restrictions attached to such shares, decide the manner in which the shares to be redeemed shall be selected.

                           PART 8
                     BORROWING POWERS

  8.1 The directors may from time to time authorize the corporation to:

(a) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they in their absolute discretion think fit;

(b) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the corporation or any other person; and

(c) mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets of the corporation, both present and future.

  8.2 Any bonds, debentures or other debt obligations of the corporation may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the corporation, appointment of directors or otherwise and may by their terms be assignable free from any equities between the corporation and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

  8.3 The corporation may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the directors may from time to time determine.

  8.4 A bond, debenture or other debt obligation which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the Act, is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

                           PART 9
                     GENERAL MEETINGS

  9.1 Any general meeting other than an annual general meeting is herein referred to as a special meeting.

  9.2 The directors may, whenever they think fit, convene a special meeting for whatever purpose the directors may determine.

  9.3 A notice convening a general meeting specifying the place, the day and the hour of the meeting, and, in case of special business as defined in article 10.1, the general nature of that business in sufficient detail to permit shareholder to form a reasoned judgement on that business, and the text of any special resolutions, shall be given as provided in the Act to shareholders entitled to receive such notice from the corporation. No notice need be given of business that is not special business. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any shareholder shall not invalidate the proceedings at that meeting.

  9.4 Where, in accordance with the Act, the corporation has published in prescribed manner an advance notice of a general meeting at which directors are to be elected, the corporation may, notwithstanding such notice, postpone the general meeting to a date other than that specified in such notice. In the event of such a postponement, the corporation shall publish, in the same manner prescribed for the original notice, a notice of the postponement of the meeting which notice shall include, if the date to which the meeting is postponed is known, the same information as is required by the Act to be included in the original notice. If the date to which the meeting is postponed is not known, the notice of postponement need state only that the meeting is postponed until further notice, provided however that once such date is known, the corporation shall publish a new notice which shall comply with the Act. The date to which any such meeting is postponed shall be deemed to be the date of the meeting for the purpose of complying with any time limitations in respect of general meetings prescribed by the Act.

  9.5 Except as otherwise provided by the Act, where special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by shareholders at the registered office or records office of the corporation or at some other place in British Columbia designated in the notice during normal business hours up to the date of such general meeting.

                            PART 10
               PROCEEDINGS AT GENERAL MEETINGS

  10.1 All business shall be deemed special business which is transacted at:

(a)   a special meeting; and

(b) an annual general meeting other than the consideration of the financial statements, report of the auditor, fixing or changing the number of directors, the election of directors, the re-appointment of the incumbent auditor, and such other business as by these by-laws or the Act may be transacted at a general meeting without prior notice thereof being given to the shareholders or any business which is brought under consideration by the report of the directors.

  10.2 No business, other than the election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of shareholders is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

  10.3

(a) if at the time of a general meeting any shares of the COMPANY are listed on the Nasdaq National Market or SmallCap Market, a quorum for that meeting shall be MEMBERS, or proxyholders representing MEMBERS, holding not less than one-third of the issued shares entitled to be voted at the meeting, and

(b) if at the time of a general meeting no shares of the COMPANY are so listed, a quorum for that meeting shall be MEMBERS, or proxyholders representing MEMBERS, holding not less than one-twentieth of the issued shares entitled to be voted at the meeting.

      The foregoing requirements are subject to any order of a court of competent jurisdiction to the contrary.

      The directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the CORPORATION shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a MEMBERS or proxyholder or is otherwise entitled to vote thereat.

  10.4 The Chairman of the Board, if any, or in his absence the President of the corporation or in his absence a Vice-President of the corporation, if any, shall be entitled to preside as chairman at every general meeting of the corporation.

  10.5 If none of the persons referred to in article 10.4 is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the directors present shall choose one of their number or the solicitor of the corporation to be chairman or, if all the directors present and the solicitor of the corporation decline to take the chair or the directors shall fail to so choose or if no director be present, the persons present and entitled to vote shall choose one of their number to be chairman.

  10.6 Notwithstanding by-laws 10.4 and 10.5, with the consent of the meeting, which consent may be expressed by the failure of any person present and entitled to vote to object, the solicitor of the corporation may act as chairman of the meeting.

  10.7 The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not the advance notice otherwise required with respect to the election of directors, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

  10.8 No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

  10.9 Subject to the provisions of the Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless, before or on the declaration of the result of the show of hands, a poll is directed by the chairman or demanded by at least one shareholder entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, unless the poll is to be taken at some later time pursuant to article 10.12, and such decision shall be entered in the book of proceedings of the corporation. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the corporation shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

  10.10 In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a shareholder or proxyholder.

  10.11 In the case of any disputes as to the admission or rejection of a vote, whether by show of hands or on a poll, the chairman shall determine the same, and his determination made in good faith shall be final and conclusive.

  10.12 No poll may be demanded on the election of a chairman.
A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. When the result of a poll indicates that a particular motion has carried by the requisite majority or failed, that result shall be deemed to be the result of the meeting at which the poll was demanded, taken at the time of such meeting, and such result shall be entered in the book of the proceedings of the corporation, which entry following destruction of the ballots cast on the poll, shall be conclusive evidence of such result. The demand for a poll shall not, unless the chairman so rules, prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

  10.13 On a poll, a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

  10.14 Unless the Act, the Articles or these by-laws otherwise provide, any action to be taken by a resolution of the shareholders may be taken by an ordinary resolution.

                             PART 11
                     VOTES OF SHAREHOLDERS

  11.1 Subject to any special voting rights or restrictions attached to any class or series of shares and the restrictions on joint registered holders of shares, on a show of hands every shareholder who is present in person at a general meeting and entitled to vote thereat shall have one vote and on a poll every shareholder shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxy.

  11.2 Any corporation, not being a subsidiary of the corporation, which is a shareholder of the corporation may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting, class meeting or series meeting. The person so authorized shall be entitled, subject to producing satisfactory evidence of his authority as hereinafter provided, to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual shareholder of the corporation personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting.
 Evidence of the appointment of any such representative shall be demonstrated by presenting to the chairman of the meeting prior to commencement of the meeting, a copy of the authorizing resolution certified under seal by the Secretary of the shareholder corporation and by presenting evidence acceptable to the chairman of the identity of the person presenting himself as the representative. In the absence of such evidence, the chairman shall determine whether of not any such person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

  11.3 A corporation, not being a subsidiary of the corporation, which is a shareholder of the corporation may appoint a proxyholder.

  11.4 Where there are joint shareholders registered in respect of any share, any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint shareholders is present at any meeting, personally or by proxy, the joint shareholder present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased shareholder in whose sole name any share stands shall, for the purpose of this article, be deemed joint shareholders.

  11.5 A shareholder of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or cuator bonis appointed by that court. Evidence of the appointment of any such committee, curator bonis of other person shall be demonstrated by presenting to the chairman of the meeting, prior to commencement of the meeting, a notarially certified copy of the court order by which he was appointed and by presenting evidence acceptable to the chairman that he is the person named in the order as the appointee. In the absence of such evidence, the chairman shall determine whether or not any such committee, curator bonis or other person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

  11.6 A committee, curator bonis or other person appointed in respect of a shareholder of unsound mind and entitled to vote as aforesaid may appoint a proxyholder.

  11.7 A shareholder entitled to vote at a shareholder meeting shall be entitled to appoint one or more, but not more than five, proxyholders to attend, act and vote for him on the same occasion. If such a shareholder should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A shareholder may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder. A proxyholder need not be a shareholder of the corporation.

  11.8 A proxy shall be in writing executed by the shareholder or his attorney duly authorized in writing, or, where the shareholder is a corporation, by a duly authorized officer, attorney or representative appointed pursuant to article 11.2, of the corporation, or, where a proxy is given by a committee, curator bonis or other person appointed by court order on behalf of a shareholder of unsound mind, by such committee, curator bonis or other person. A proxy executed on behalf of a shareholder by his attorney duly authorized in writing or on behalf of a corporate shareholder by a duly authorized officer or corporate representative or on behalf of a shareholder of unsound mind by his committee, curator bonis or other person duly appointed by court order, shall be accompanied by the power of attorney, the document whereby the officer or corporate representative derives his authority or the court order, as the case may be, or a notarially certified copy thereof.

  11.9 Unless some other time by which proxies must be deposited has been fixed by the directors, a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the place specified for that purpose in the notice convening the meeting, not less than 48 hours, excluding Saturdays and holidays, before the time for holding the meeting or adjourned meeting in respect of which the person named in the proxy is appointed. In addition to any other method of depositing proxies provided for in these by-laws, the directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and, subject to the Act, fixing the time or times for depositing the proxies preceding the meeting or adjourned meeting specified in the notice calling the meeting, and providing for particulars of such proxies to be sent to the corporation or any agent of the corporation in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the corporation or of any agent of the corporation appointed for the purpose of receiving such particulars, and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part, and votes given in accordance with such regulations shall be valid and shall be counted.

  11.10 The chairman of the meeting shall determine whether or not a proxy, deposited for use at such meeting, which may not strictly comply with the requirements of this Part as to form, execution, accompanying documentation, time of filing or otherwise shall be valid for use at such meeting and any such determination made in good faith shall be final and conclusive.

  11.11 Unless the Act or any other statute or law which is applicable to the corporation or to any class or series of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the directors or the chairman of the meeting shall approve:


                    (Name of Corporation)

The undersigned, being a shareholder of the above named corporation, hereby appoints
-----------------------------------------------------or
failing him, --------------------------------------- as
proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the corporation to be held on the ------------------ day of ------------------- and at any adjournment thereof.

              Signed this   day of               ,    .


--------------------------------
(Signature of Shareholder)




  11.12 Every proxy may be revoked by an instrument in writing,

(a) executed by the shareholder giving the same or by his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation; and

(b) delivered either to the registered office of the corporation at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner provided by law. The provisions of this article shall apply mutatis mutandis to a proxy executed by a corporate representative or by a committee, curator bonis or other person duly appointed by court order in respect of a shareholder of unsound mind.

                             PART 12
                   CLASS AND SERIES MEETINGS

  12.1 In the event of a meeting of the shareholders of any class or series of shares of the corporation, the provisions of these by-laws relating to the call and conduct of and voting at general meetings shall apply to the extent applicable; provided however that the quorum for a class or series meeting, unless otherwise specified in the special rights or restrictions attached to the shares of the class or series, shall be one person holding or representing by proxy at least one-third of the issued shares of that class or series.

                            PART 13
                           DIRECTORS

  13.1 The subscribers to the memorandum of the corporation are the first directors. The directors, if any, to succeed the first directors may be appointed in writing by a majority of the subscribers to the memorandum or at a meeting of the subscribers or, if not so appointed, shall be elected by the shareholders entitled to vote on the election of directors. The number of directors, excluding additional directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not.

  13.2 The remuneration of the directors as such may from time to time be determined by the directors or, if the directors shall so decide, by the shareholders. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the corporation as such who is also a director. The directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the corporation and if any director shall perform any professional or other services for the corporation that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specially occupied in or about the corporation's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the corporation in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The directors on behalf of the corporation, unless otherwise determined by ordinary resolution, may pay a gratuity, pension or allowance on retirement to any director who has held any salaried office or place of profit with the corporation or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

  13.3 A director shall not be required to hold a share in the capital of the corporation as qualification for his directorship.

                            PART 14
             ELECTION AND REMOVAL OF DIRECTORS

  14.1 At each annual general meeting of the corporation all the directors shall retire and the shareholders entitled to vote thereat shall elect a Board of Directors.

  14.2  A retiring director shall be eligible for re-election

  14.3 Where the corporation fails to hold an annual general meeting in accordance with the Act, the directors then in office shall be deemed to have been elected or appointed as directors pursuant to these by-laws on the last day on which the annual general meeting could have been held, and they may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.

  14.4 Where the number of directors of the corporation has been fixed by ordinary resolution, the Board elected at any annual general meeting shall, if the number of nominees is sufficient, consist of that number. If the Board elected consists of fewer directors than the number so fixed, the vacancies remaining on the Board shall be deemed to be casual vacancies.

  14.5 Subject to the Act and the Articles, a quorum of the Board may fill all casual vacancies on the Board.

  14.6 Regardless of the number of directors of the corporation as may have been fixed by ordinary resolution, between annual general meetings the directors shall have the power to appoint one or more additional directors but not more than one-third of the number of directors who held office at the expiration of the last annual meeting of the corporation.

  14.7 Any director may by instrument in writing delivered to the corporation appoint any person to be his alternate to act in his place at meetings of the directors at which he is not present unless the directors shall have reasonably disapproved the appointment of such person as an alternate director and shall have given notice to that effect to the director appointing the alternate director within a reasonable time after delivery of such instrument to the corporation.
 Every such alternate shall be entitled to notice of meetings of the directors and to attend and vote as a director at a meeting at which the person appointing him is not personally present, and, if he is a director, to have a separate vote on behalf of the director he is representing in addition to his own vote. A director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the corporation revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate, if any, shall be payable out of the remuneration of the director appointing him.

  14.8 In addition to the applicable provisions of the Act, a director ceases to hold office when he is convicted of an indictable offense and the other directors have unanimously resolved to remove him.

                              PART 15
                 POWERS AND DUTIES OF DIRECTORS

  15.1 The directors shall manage or supervise the management of the affairs and business of the corporation and shall have the authority to exercise all such powers of the corporation as are not, by the Act or by the memorandum or these by-laws, required to be exercised by the corporation in general meeting.

  15.2 The directors may from time to time, by power of attorney, appoint any person to be the attorney of the corporation for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these by-laws and excepting the powers of the directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the directors may think fit, and any such appointment may be made in favour of any of the directors or any of the shareholders of the corporation or in favour of any corporation, or of any of the shareholders, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in them.

                              PART 16
              DISCLOSURE OF INTEREST OF DIRECTORS

  16.1 A director who is, in any way, directly or indirectly, interested in a proposed contract or transaction with the corporation shall be counted in the quorum at any meeting of the directors at which the proposed contract or transaction is approved.

  16.2 A director may hold any office or place of profit with the corporation, other than the office of auditor of the corporation, in conjunction with his directorship for such period and on such terms, as to remuneration or otherwise, as the directors may determine and no director or intended director shall be disqualified by his directorship from contracting with the corporation either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Act, no contract or transaction entered into by or on behalf of the corporation in which a director is in any way interested shall be liable to be voided by reason thereof.

  16.3 Subject to compliance with the provisions of the Act, a director or his firm may act in a professional capacity for the corporation and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

  16.4 A director may be or become a director or other officer or employee of, or otherwise interested in, any other corporation or firm, whether or not the corporation is interested therein as a shareholder or otherwise, and, subject to compliance with the provisions of the Act, such director shall not be accountable to the corporation for any remuneration or other benefits received by him as a director, officer or employee of, or from his interest in, such other corporation or firm.

                               PART 17
                      PROCEEDINGS OF DIRECTORS

  17.1 The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the directors present shall choose one of their number to be chairman of the meeting. With the consent of the meeting, the solicitor of the corporation, if present, may act as chairman of a meeting of the directors.

  17.2 The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice, if any, as the Board may by resolution from time to time determine.

  17.3 A director may participate in a meeting of the Board or of any committee of the directors by means of conference telephone or other communications facility by means of which all directors participating in the meeting can hear each other and provided that no director objects to such participation. A director participating in a meeting in accordance with this article shall be deemed to be present at the meeting and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

  17.4  A director may, and the Secretary or an Assistant
Secretary upon request of a director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each director and alternate director at his address as it appears on the books of the corporation or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of directors to any director or alternate director (a) who is at the time not in the Province of British Columbia or (b) if such meeting is to be held immediately following a general meeting at which such director shall have been elected or is the meeting of directors at which such director is appointed.

  17.5 Any director of the corporation may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn, no notice need by given to such director and, unless the director otherwise requires in writing to the Secretary, to his alternate director of any meeting of directors, and all meetings of the directors so held shall not be deemed to have been improperly called or constituted by reason of notice not having been given to such director or alternate director.

  17.6 The quorum necessary for the transaction of the business of the directors may be fixed by the directors and if not so fixed shall be a majority of the directors holding office at the time or, if the corporation shall have only one director, shall be one director. An alternate director appointed pursuant to article 14.7 and in attendance at a meeting of directors shall be counted in the quorum for such meeting. Where such alternate is himself a director, he shall be counted twice, both in his personal capacity and as an alternate director.

  17.7 Subject to the Act, the continuing directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number, if any, fixed pursuant to these by-laws as the necessary quorum of directors, the continuing directors may act for the purpose of increasing the number of directors to that number, or of summoning a general meeting of the corporation, but for no other purpose.

  17.8 Subject to the provisions of the Act, all acts done by any meeting of the directors or a committee of directors, or by any person acting as a director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such director or of the shareholders of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.

  17.9 A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                             PART 18
                 EXECUTIVE AND OTHER COMMITTEES

  18.1  The directors may by resolution appoint an Executive
Committee to consist of such shareholder or shareholders of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the shareholdership of, or fill vacancies in, the Executive Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The Executive Committee shall keep regular minutes of its business and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts proposed by the Executive Committee, except as to acts done before such revocation or overriding, and to terminate the appointment or change the shareholdership of such committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary.
The quorum necessary for the transaction of business of the Executive Committee shall be a majority of its shareholders.

  18.2 The directors may by resolution appoint one or more committees consisting of such shareholder or shareholders of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board as they think fit (except the power to fill vacancies in the Board, the power to change the shareholdership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution. All committees so appointed shall keep regular minutes of their business and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The directors shall have the power at any time to revoke or override any authority given to or acts proposed by any such committee, except as to acts done before such revocation or overriding, and to terminate the appointment or change the shareholdership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. The quorum necessary for the transaction of business of any such committee shall be a majority of its shareholders.

  18.3 The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the shareholders of the committee present and, in the case of an equality of votes, the chairman shall not have a second or casting vote. A resolution approved in writing by all the shareholders of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing.
Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                               PART 19
                               OFFICERS

  19.1 The directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the directors shall determine and the directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Act.

  19.2 One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the corporation has only one shareholder.
Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a director. The other officers need not be directors. The remuneration of the officers of the corporation as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the directors. Such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may, in addition to such remuneration, be entitled to receive, after he ceases to hold such office or leaves the employment of the corporation, a pension or gratuity. The directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. Notwithstanding the foregoing, the Secretary shall, inter alia, perform such functions of the Secretary as may be specified in the Act.

                             PART 20
                   INDEMNITY AND PROTECTION OF
                DIRECTORS, OFFICERS AND EMPLOYEES

  20.1  Subject to the provisions of the Act, the directors
shall cause the corporation to indemnify a director or former director of the corporation and the directors may cause the corporation to indemnify a director or former director of a corporation of which the corporation is or was a shareholder, and in either case the heirs and personal representatives of any such person, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director of the corporation or a director of such corporation, including any action brought by the corporation or any such
corporation.   Each director of the corporation on being elected or
appointed shall be deemed to have contracted with the corporation on the terms of the foregoing indemnity.

  20.2 Subject to the provisions of the Act, the directors may cause the corporation to indemnify any officer, employee or agent of the corporation or of a corporation of which the corporation is or was a shareholder (notwithstanding that he is also a director), and his heirs and personal representatives, against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the corporation or such corporation. In addition, the corporation shall indemnify the Secretary or an Assistant Secretary of the corporation (if he shall not be a full time employee of the corporation and notwithstanding that he is also a director), and his heirs and legal representatives, against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Act and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the corporation on the terms of the foregoing indemnity.

  20.3 The failure of a director or officer of the corporation to comply with the provisions of the Act or of the memorandum or these by-laws shall not invalidate any indemnity to which he is entitled under this Part.

  20.4 The directors may cause the corporation to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the corporation or as a director, officer, employee or agent of any corporation of which the corporation is or was a shareholder, and his heirs, or personal representatives, against any liability incurred by him as a director, officer, employee or agent, as the case may be.

                           PART 21
                   DIVIDENDS AND RESERVE

  21.1 Subject to the provisions of the Act, the directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any shareholder. No dividend shall be paid otherwise than out of funds or assets properly available for the payment of dividends and a declaration by the directors as to the amount of such funds or assets available for dividends shall be conclusive. The corporation may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the corporation or any other corporation or in any one or more such ways as may be authorized by the corporation or the directors. Where any difficulty arises with regard to such a distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments, in substitution for all or any part of the specific assets to which any shareholders may otherwise be entitled, shall be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the directors.

  21.2 Any dividend declared on shares of any class by the directors may be made payable on such date as is fixed by the directors.

  21.3 Subject to the rights of shareholders, if any, holding shares with specific rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

  21.4 The directors may, before declaring any dividend, set aside out of funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the corporation may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the corporation or be invested in such investments as the directors may from time to time think fit. The directors may also, without placing the same in reserve, carry forward such funds as they consider prudent not to divide.

  21.5 If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other monies payable in respect of the share.

  21.6 No dividend shall bear interest against the corporation. Where the dividend to which a shareholder is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

  21.7 Any dividend, bonus or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register of shareholders, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby, plus the amount of any tax required by law to be deducted, discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

  21.8 Notwithstanding anything contained in these by-laws, the directors may from time to time capitalize any undistributed surplus on hand of the corporation and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the corporation as a dividend representing such undistributed surplus on hand or any part thereof.


                              PART 22
                        ACCOUNTING RECORDS

  22.1 The corporation shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the corporation in order properly to record the financial affairs and condition of the corporation and to comply with the Act.

  22.2 Unless the directors determine otherwise, or unless otherwise determined by an ordinary resolution, no shareholder of the corporation shall be entitled to inspect the accounting records of the corporation.

                             PART 23
                             NOTICES

  23.1 A notice, statement or report may be given or delivered by the corporation to any shareholder either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of shareholders. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays and holidays excepted, following the date of mailing. A certificate, signed by the Secretary or other officer of the corporation or of any other Acting in that behalf for the corporation stating that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

  23.2 A notice, statement or report may be given or delivered by the corporation to the joint holders of a share by giving the notice to the joint holder first named in the register of shareholders in respect of the share.

  23.3 A notice, statement or report may be given or delivered by the corporation to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by sending it by mail, prepaid, addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address, if any, supplied to the corporation for such purpose by the persons claiming to be so entitled, or, until such address has been so supplied, by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

  23.4 Notice of every general meeting or meeting of shareholders holding shares of a particular class or series shall be given in a manner hereinbefore authorized to every shareholder holding, at the time of the issue of the notice or the date fixed for determining the shareholders entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the corporation and the directors of the corporation shall be entitled to receive notice of any such meeting.

                                PART 24
                                 SEAL

  24.1 The directors may provide a seal for the corporation and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely:

(a)   any two directors; or

(b) one of the Chairman of the Board, the President, the Managing Director, a director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-
      Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer; or

(c) if the corporation shall have only one shareholder, the President or the Secretary; or

(d) such person or persons as the directors may from time to time by resolution appoint,

and the said directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution, the seal may be affixed in the presence of any one director or officer. Any document to which the seal of the corporation is affixed in accordance with the provisions of this article shall be deemed for all purposes to be a valid and binding obligation of the corporation in accordance with its terms.

  24.2 To enable the seal of the corporation to be affixed to any bonds, debentures, share certificates, or other securities of the corporation, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the corporation are, in accordance with the Act or these by-laws, printed or otherwise mechanically reproduced, there may be delivered to the firm or person employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the corporation's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or person to cause the corporation's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the corporation's seal has been so affixed shall for all purposes be deemed to be under and to bear the corporation's seal lawfully affixed thereto.

                          PART 25
         MECHANICAL REPRODUCTION OF SIGNATURES

  25.1 The signature of any officer, director, registrar, branch registrar, transfer agent or branch agent of the corporation, unless otherwise required by the Act or by these by-laws, may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the corporation or any officer thereof. Any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issue of such instrument.


  25.2 The term "instrument" as used in article 25.1, shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the corporation, bonds, debentures and other debt obligations of the corporation, and all paper writings.